UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CYMER, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 19, 2011.

Meeting Information
CYMER, INC.	Meeting Type: Annual Meeting
For holders as of: March 21, 2011
	Date: May 19, 2011	Time: 10:00 a.m.
Location: Cymer’s offices
17075 Thornmint Court
San Diego, California For directions, please visit www.cymer.com/about/locations.htm

CYMER, INC. 17075 THORNMINT COURT SAN DIEGO, CA 92127	You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M33003-P07779

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT/ANNUAL REPORT ON FORM 10-K

  How to View Online:

   Have the information that is printed in the box marked by the arrow    and visit: www.proxyvote.com.

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                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:    1-800-579-1639

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Please make the request as instructed above on or before May 5, 2011 to facilitate timely delivery.

*     If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow    available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends a vote FOR all nominees.

1. Election of the nine nominees listed below to serve as directors until the 2012 Annual Meeting of Stockholders.

Nominees:

01) Charles J. Abbe	06) Eric M. Ruttenberg
02) Robert P. Akins	07) Peter J. Simone
03) Edward H. Braun	08) Young K. Sohn
04) Michael R. Gaulke	09) Jon D. Tompkins
05) William G. Oldham

The Board of Directors recommends a vote FOR Proposals 2, 3 and 4 and for “1 Year” for Proposal 5.

2. To approve our 2011 Equity Incentive Plan.

3. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2011.

4. An advisory vote to approve, by non-binding vote, the compensation of Cymer’s executive officers.

5. An advisory vote to recommend, by non-binding vote, the frequency of solicitation of an advisory vote on executive compensation.

6. Conducting any other business properly brought before the meeting.

M33005-P07779